Solutions to ENHANCE Performance Investor Presentation August 8, 2016 Solutions to ENHANCE Performance Exhibit 99

Solutions
to ENHANCE
Performance
Safe Harbor Statement & Disclosure
This presentation includes forward-looking comments subject to important risks and uncertainties.
It may also contain financial measures that do not conform
with accounting principles generally accepted in the United States of America (GAAP).
Refer to Hyster-Yale’s reports filed on Forms 8-K (current), 10-Q (quarterly), and
10-K (annual) for information on factors that could cause actual results to differ materially from information in this presentation and for information reconciling financial
measures
to
GAAP.
Past
performance
may
not
be
representative
of
future results.
Guidance noted in the following slides was effective as of the company’s most recent earnings release and conference call (August 8, 2016). Nothing in this presentation should be construed as reaffirming or disaffirming such guidance.
This presentation is not an offer to sell or a solicitation of offers to buy any of Hyster-
Yale’s securities.

HYSTER

STRONG PARTNERS. TOUGH TRUCKS.

Yale

People. Products. Productivity.

UTILEV

THE UTILITY LIFT TRUCK

BOLZONI

The Material Handling Group

NUVERA

HYSTER-YALE

MATERIALS HANDLING

Solutions
to ENHANCE
Performance
Hyster-Yale Snapshot
Hyster-Yale Materials Handling, Inc. (NYSE:HY) designs,
engineers, manufactures, sells and services a
comprehensive line of lift trucks and aftermarket parts.
Separate lift truck, attachments and fuel cell power
solutions segments.
Headquartered in Cleveland, Ohio
Approximately 6,300 employees globally
LTM 6/30/16:
Revenue –
$2.5 billion
Net income –
$56.4 million
EBITDA
(1)
–
$112.7 million
ROTCE
(1)
of 13.5% (Net cash basis)
Net debt at 6/30/16 –
$99.1 million
(1)
EBITDA and ROTCE are non-GAAP measures and should not be considered in isolation or as a substitute for GAAP measures.  For discussion of non-GAAP items and the related reconciliations to GAAP measures, see information in the Appendix starting on page 33.

BOLZONI
The Material Handling Group

HYSTER-YALE
MATERIALS HANDLING

Solutions
to ENHANCE
Performance
Bolzoni
Transaction
•
Q2 2016 -
HY acquired an approximately 94% ownership stake in Bolzoni S.p.A., a leading worldwide producer of attachments, forks and lift tables under the Bolzoni Auramo and Meyer brand names
•
Early July 2016 -
remaining interest in Bolzoni
acquired and Bolzoni
delisted from the Italian stock exchange on 7/6/16
•
Aggregate Purchase Price –
€108.9 million (approximately $123.1 million)
•
Primary market is attachments for Class 1 and Class 5 products –
currently the majority of revenues are generated in
the EMEA market, primarily Eastern & Western Europe.  Secondary presence in North America.
•
Continuing to operate as a stand-alone business with its own management team and Board of Directors
Helps ensure the integrity of OEM, dealer and customer information is maintained
•
Reported as a separate segment of the business
•
Implementation teams put in place to identify additional opportunities to increase revenue and profitability
•
Acquisition expected to be accretive to consolidated earnings, after excluding immediate costs of acquisition, estimated integration costs and non-recurring purchase accounting adjustments
Q2 2016 Revenues -
$38.9 million and net income -
$0.1 million

BOLZONI

The Material Handling Group

Yale

HYSTER

HYSTER-YALE

MATERIALS HANDLING

Solutions
to ENHANCE
Performance
Bolzoni
Aquisition
–
Rationale
Expand global reach
Expand global reach
Enhance solutions capabilities
Enhance solutions capabilities
Leverage excess capacity
Leverage excess capacity
Insource components
Insource components
Closer to our customers
Closer to our customers
Accretive to earnings
Accretive to earnings
External
Internal

Solutions
to ENHANCE
Performance
Our Businesses
Our Core Lift Truck Business
Organic growth through market share gain
Our Hydrogen Power Business
Rapid growth in emissions free customer applications
Our Attachment Business
Growth through targeting new markets

Solutions
to ENHANCE
Performance
Hyster-Yale Is a Full-Line Lift Truck Supplier…
Electric
Counterbalanced
Rider Trucks
Electric Narrow
Aisle Trucks
Electric Hand
Trucks
Internal
Combustion Engine
(cushion tire)
Internal
Combustion Engine
(pneumatic tire)
Electric
CB
3 wheel Electric
4 wheel Electric
Pallet Trucks
Stackers
Very Narrow
Aisle Trucks
Order Pickers
Reach Trucks
Internal
Combustion
Engine
ICE CB
Laden Container
Handlers
Big Trucks
Empty Container
Handlers
Forklifts
Reach Stackers
CLASS 1
CLASS 2
CLASS 3
CLASS 4
CLASS 5
1.0T to 5.5T
1.5T to 6.0T
1.5T to 8.0T
1.0T to 7.0T
1.0T to 52.0T
Warehouse Equipment
Over 260 different truck models available

Power Options

NUVERA

HYSTER-YALE MATERIALS HANDLING

Solutions
to ENHANCE
Performance
…with a Full Range of Power Options, and…
Electric
Counterbalanced
Rider Trucks
Electric
Narrow
Aisle
Trucks
Electric
Hand
Trucks
Internal
Combustion Engine
(cushion tire)
Internal Combustion
Engine
(pneumatic tire)
CLASS 1
CLASS 2
CLASS 3
CLASS 4
CLASS 5
Lead Acid
Battery
Fuel Cell
Engine
LPG & Bi-fuel
Diesel Tier 3
/ Stage III
LPG & CNG
Diesel Tier 4
/ Stage IV
Lithium Ion
Battery

9 Solutions to ENHANCE Performance … with a Broad Range of Attachments Clamps Multipallets Rotators Sideshifters Fork Positioners Push Pulls Lifting Tables Forks

Solutions
to ENHANCE
Performance
Europe 34%
China 22%
Americas
25%
Japan 7%
Asia-Pacific  8%
Middle East &
Africa 4%
Lift Truck Industry Overview
872
547
794
975
944
1,010
1,094
1,100
1,115
0
300
600
900
1,200
2008
2009
2010
2011
2012
2013
2014
2015
LTM  Q2
2016
(units in thousands)
Global Lift Truck Industry Size
_____________________
Trend line represents 4.1% long-term CAGR Average Industry Size. Source:  WITS.  Represents order intake.
Global Lift Truck Industry Breakdown (Units)
Long-term CAGR (2004 –
2015) = 4.1%
Global Lift Truck Industry Size
_____________________
Source: WITS.  LTM 6/30/16 and LTM 6/30/15 order intake.
Change over Prior Year
Total
Americas
Brazil
EMEA
JAPIC
0%
+1%
-46%
+8%
-5%
Lift Truck Industry –
Unit Distribution by Class
Class 1
Electric
18%
Class 2
Electric
10%
Class 3
Electric
34%
Class 4 ICE
3%
Class 5 ICE
35%
_____________________
Source: WITS.  LTM 6/30/16 Orders Reports.
ICE = Internal Combustion Engine
Total Industry  = 1,115k
Units
Class 4
ICE
5%
Market Size -
$
_____________________
Source: Internal Company estimates
Market Size -
Size
Class 5
ICE
55%
Class 1
Electric
19%
Class 2
Electric
12%
Class 3
Electric
9%
Estimated Industry Revenue Mix
_____________________
Source: WITS.  LTM 6/30/16 Orders Reports.

Solutions
to ENHANCE
Performance
Lift Truck Business Target Economics Goal and Gap to Target
7% Goal
Achieve minimum
operating profit
margin of 7% at the
peak of the current
market cycle and
7% at mid-cycle of
the next market
cycle
Target
Economics gap
closure can be
achieved with
unit volume…
Stronger Industry
+ Share Growth
= Volume Leverage
LTM 6/30/16 Gap to Target Economics
Actual Lift Truck Operating Profit Margin %
4.1%
Margin
Variances
(0.5%)
Unit margin
(0.5%)
Parts/other
(0.0%)
Volume
Variances
3.4%
Manufacturing
variances/other
1.5%
Operating Expenses
1.9%
Lift Truck Operating Profit Margin % Gap
2.9%
Lift Truck Operating Profit Margin % Target
7.0%

Solutions
to ENHANCE
Performance
Leverage Gained from Moving Volume to Full Manufacturing Capacity
28,500
units of additional volume
$700 -
$800 million
of additional revenue &
$80 million
of operating profit
$30 -
$35 million
fixed cost absorption by moving from current capacity
utilization to full utilization of our manufacturing capacity
$40-$45 million
by meeting target economics in standard margin net of
increased SG&A spread over more units
At Full Capacity:
115,000 units / year
Expected over next 3 –
4 years
76%
24%
Capacity
Used
Unused

Thousands

Thousands

Thousands

HYSTER-YALE
MATERIALS HANDLING

Solutions
to ENHANCE
Performance
13
Over the Remainder of this Market Cycle, Target Volumes Driven by…
Share growth of approx. 1.9% pts
>  Strategic initiatives
>  Share growth is expected to be
approximately 70% of volume
increase required
>  Market and product mix may be headwinds
100
200
300
400
500
2009
2010
2011
2012
2013
2014
2015
2016*
EMEA Industry
50
100
150
200
250
300
2009
2010
2011
2012
2013
2014
2015
2016*
Americas Industry
Growth of 10-15% by 2019-2020**
Growth of 5-10% by 2019-2020**
150
250
350
450
2009
2010
2011
2012
2013
2014
2015
2016*
Asia Industry
Growth of 10-15% by 2019-2020**
* First 6 months of 2016 Annualized
**Growth is from 2015 levels
Actual
Actual
Actual
Prior Peak
Prior Peak
Prior Peak

Solutions
to ENHANCE
Performance
Hyster-Yale’s Economic Engine & Core Strategic Initiatives
Basic Business Areas
Our strategies are designed to drive increased share,
which in turn increases the lift truck population, which
drives parts and service volumes.
Geographic
and Product
Balance
Worldwide
Distribution
Strength to Drive
Market Share
Parts and Service
Volume
Large Lift Truck
Population in Service
Volume
Economies
of Scale
Design
Component Commonality
Supply Chain
Manufacturing
Quality
Marketing
Parts
Infrastructure
Capital Requirements
Improve
Warehouse
Position
Enhance
Independent
Distribution
Succeed in
Asia
Enhance Big
Truck Market
Position
Strengthen the Sales and
Marketing Organization
Low Cost of
Ownership
Understand
Customer
Needs
Hyster-Yale’s economic engine is driven by increasing unit volume and economies of scale. Core strategic initiatives were designed to drive the economic engine by increasing share...
Commercialize
Nuvera’s
Technology
A large lift truck population base drives parts and service volume resulting in enhanced profitability for dealers and Hyster-Yale

✓	
			✓
		✓	
	✓		
		✓	
			✓
		✓	
	✓		

HYSTER-YALE MATERIALS HANDLING

Solutions
to ENHANCE
Performance
Early Stage
Mid-Stage
Achieved
Breakthrough
Understand Customer Needs
Low Cost of Ownership
Enhance Independent Distribution
Improve Warehouse Position
Succeed in Asia
Enhance Big Truck Market Position
Strengthen Sales and Marketing Organization
Commercialize Nuvera’s Fuel Cell Technology
Our core strategic initiatives are in various stages of maturity. Share gain is expected to take place as they gain
momentum…
Core Strategic Initiatives –
Stages of Momentum

Solutions
to ENHANCE
Performance
Core Lift Truck Strategic Initiatives Update
Strategic Objective
Implementation Highlights
•
Provide the right product
and solution to meet the
specific needs of different
customers across multiple
industries
•
Increasing penetration of the Metals,
Trucking and Paper segments
•
Gained conquest business at several large
trucking accounts
•
Introduced efficient battery extraction
solutions for electric truck products in Europe
•
Strengthening competency for special
engineered  solutions through dedicated
resources
Initiative
Understand
Customer Needs
Strategic Objective
Implementation Highlights
•
Deliver lowest cost of
ownership for all of
our customers based
on their specific
application
Initiative
Low Cost of
Ownership
•
Launching XT/MX Series 2-3 Ton ICE standard
truck
•
Acquisition of global distribution rights, excluding
Australia, of telematics solution
•
Strategic partnerships for enhanced automated
solutions
•
Introduced industry's first UL rated Lithium-ion
battery for pedestrian pallet trucks
Outcome:  Win in Targeted Major Accounts and Applications
Outcome: Competitive Advantage across Product Segments
Key Elements
•
Segmentation of products and
industries
•
Development of Utility,
Standard and Premium
products
•
Range of options to match
needs of different industries
•
Targeted sales and marketing
effort
Key Elements
•
Understand major cost drivers:
Direct (truck price, fuel,
service, operator, uptime)
Indirect (safety, litigation,
pollution)
•
Implement right solutions
for lower costs
•
Automated product solutions

Solutions
to ENHANCE
Performance
Core Lift Truck Strategic Initiatives Update
Strategic Objective
Implementation Highlights
•
Develop the
strongest
independent,
exclusive dealer
network
Initiative
Enhance
Independent
Distribution
Strategic Objective
Implementation Highlights
•
Strengthen
penetration of the
growing
warehouse
segment
Initiative
Improve
Warehouse
Position
•
Completed a major restructuring of part of the
North America network that included a
competitor dealer conversion
•
Growth of our dual brand coverage in North
America
•
6 new dealers appointed in EMEA since the
beginning of 2015 and 3 new dealers appointed
since the beginning of 2016
•
Resources: Adding industry-focused direct salespeople
and solutions and application center expertise
•
Capability:
New products, enhanced selling tools and
trained dealers
•
Products: Targeted solutions for retail applications to
enhance productivity and operations
•
Results: Winning business in 5 out of the top 10 US
retailers’ distribution centers
Outcome:  Best Distribution Channels in the Industry
Outcome: Be a Top Tier Global Competitor in Warehouse
Key Elements
•
Develop all dealers
•
Appoint / convert successful dealers
•
Expand number of dual line dealers
•
Enhance dealer value proposition
•
Combine dealer entrepreneurship
with OEM support
Key Elements
•
Enhance product ranges
•
Unique innovations
•
Continuous quality improvement
•
Develop stronger direct sales
capabilities
•
Develop dealer resources and
specialization
•
Enhance marketing services and
support

Solutions
to ENHANCE
Performance
Core Lift Truck Strategic Initiatives Update
Strategic Objective
Implementation Highlights
Initiative
Succeed in Asia
Strategic Objective
Implementation Highlights
Initiative
Enhance Big Truck
Market Position
•
2
new dealers appointed in China since
the beginning of 2016
•
Direct sales support on large accounts
•
Additional Big Truck sales by leveraging
global metals industry expertise
•
Launched additional UTILEV products in
2015
•
Conquest accounts won
•
Customer driver experience and
demonstration center fully operational
•
Record year in 2015 for overall Big Truck
shipments
•
In EMEA, continued growth in 2016 in
container handler and forklift bookings
with strong performance in Empty
Container Handlers
•
Expand market
penetration throughout
Asia
•
Increase leading market
position and become vendor
of choice in Big Truck
segment
Outcome: Increase Share and Strengthen Distribution at Accelerated Pace
Outcome: Enhance leading market position in Big Trucks
Key Elements
•
Organic growth through
development of dealer network
and direct selling capabilities
•
Development of long-term
strategic partnerships
•
Development of right products
•
Development of support
infrastructure
Key Elements
•
New products
•
Business unit concept in each
region
•
Global team coordination
•
Focus on industry and solutions
•
Success with large port
operators
•
Comprehensive Tier 4 offering

Solutions
to ENHANCE
Performance
Core Lift Truck Strategic Initiatives Update
Strategic Objective
Implementation Highlights
Initiative
Strengthen Sales
and Marketing
Organization
•
Recruited experienced individuals with
deep knowledge of the lift truck
business
•
Added expertise in dealer
management, account identification
and coverage, financial merchandising
and solutions development
•
Added expertise to focus on
implementing standard sales
processes in our independent dealers
•
Expanded investment in National and
Major Account sales and support -
winning conquest accounts
•
Increased global collaboration to
maximize efficiencies and
effectiveness
•
Strengthen and align sales
and marketing organization
in all geographic regions
Outcome: Gain momentum leading to higher unit volumes and enhanced market share
Key Elements
•
Greater accountability for
results through smaller sales
management areas
•
Leaders provided with new
tools and enhanced reporting
capabilities
•
Solutions Organization
integrates Engineering and
Special Product Engineering
(SPED) function with Sales and
improves Technical Sales
Support
•
Major focus on account
identification and coverage
•
Implementing new sales
approach with appropriate
tools to enhance solutions
selling skills

Solutions
to ENHANCE
Performance
20
Nuvera Hydrogen Power Business
Strategic Objective
Key Elements
Initiative
Commercialize
Nuvera’s Fuel
Cell Technology
•
Enables active participation in
the growing hydrogen and fuel
cell market
•
Integration of Nuvera’s
technology into HY’s lift truck
product range
•
Adds another power solution
to robust complement of
power solutions
•
Reinforces core strategies:
provides opportunity to meet
customers’ needs, drives
market share, enhances
margins and offers low overall
cost of ownership alternative
Outcome: Successfully create an integrated fuel cell power solution option for customers
•
Commercialize Nuvera’s
technology through
introduction of new fuel
cell and improved
hydrogen generation
products to enhance our
lift truck business value
proposition and to
support other share gain
initiatives
•
Expand power solution
options for customers
•
Develop fuel cell engine
family allowing integrated
solutions for lift trucks and
other OEMs
Implementation Highlights
•
Secured first total power solution
agreement in Q4 2015
•
Shipment of PowerEdge
®
units, lift
trucks and PowerTap
®
system began
in mid-2016
•
Completed several successful
PowerEdge
®
proof-of-performance
tests at customer facilities
•
Exploring fuel cell engine integration
with multiple OEMs. Synergies
identified with Hyster-Yale
requirements.

Solutions
to ENHANCE
Performance
Hydrogen Power for Lift Trucks
Hyster-Yale acquired Nuvera in December 2014 and intends to use the technology to offer its customers a unique and value-creating packaged total power solution.
Advantages and Opportunities
Limited Maintenance
Emissions Free
Scalable Solution
Constant Power
Rapid Refueling
Emerging Market
Adoption by Major
Users

Units per Year
9000
8000
7000
6000
5000
4000
3000
2000
1000
0
ITC Ends
2005
2010
2015
2020
2025

HYSTER-YALE MATERIALS HANDLING

Solutions
to ENHANCE
Performance
The Hydrogen Power Market
25-50%
N. America Lift Truck Market
electric trucks  sold
per year
150,000+
Estimated up to
can benefit from
Fuel Cell solutions
Source: David Greene et. al., Status and Outlook for the U.S. Non-Automotive Fuel Cell
Industry:  Impacts of Government Policies and Assessment of Future Opportunities, Oak
Ridge National Laboratory, May 2011 (ORNL/TM-2011/101).
Fuel Cell Power penetration projected to triple by 2025
ling and changing batteries
* Depending on application
Economics
Significant ROI*
Productivity Increase
Time saved refueling
and changing batteries
Asset Utilization
Convert charging room to
usable space & improve truck
utilization
Constant Power
Power throughout shift
and improved truck
electronic life
Environmentally Clean
Minimal carbon footprint
and zero indoor
emissions
Global Lift Truck Market
650,000+
electric trucks  sold
per year

Solutions
to ENHANCE
Performance
The Nuvera Total Power Solution
PowerTap
®
Hydrogen
Generation
PowerEdge
®
Fuel Cell
Orion
®
Fuel Cell Engine
Total
Power
Solution
Hydrogen Refueling
Low fixed costs ideal for
small to medium size
fleets
Scalable
Onsite generation
Current:  ideally suited to
lift truck customer
Next Generation:  Leap in
power density &
efficiency opens
opportunities
Engine

Solutions
to ENHANCE
Performance
Capturing More Lifecycle Value
Truck
Truck
Hyster-Yale
Maint
Maint
HY/Dealer
Energy
Energy
Utility Company
Fuel
(PowerTap®)
Fuel
(PowerTap®)
Energy
Energy
Utility Company
Nuvera/Dealer
PowerEdge®
PowerEdge®
Nuvera
Maint
Maint
HY/Dealer
Truck
Truck
Hyster-Yale
Lead Acid Battery*
PowerEdge
®
Solution*
*Representative Total Cost of Operation based on NREL 2013 report
Batteries &
Charger
Batteries &
Charger
Battery Supplier
Eligible for
30% US Tax
Credit
(1)
Eligible for
30% US Tax
Credit
(1)
_____________________
(1)
Currently
set to expire on 1/1/17
Batteries
$18-20k lifetime
spend ($12k for
3 batteries / $6-
8k for 1 charger)

Solutions
to ENHANCE
Performance
The Nuvera Story
Our Hydrogen Power Business
Why
Hydrogen
•
Purchased for a small investment
•
Investing pre-tax expense dollars to
commercialize
fuel-cell
technology
•
Solutions span Hydrogen Value Chain
•
Strong IP / Patent portfolio
•
Pipeline of new technologies
•
Rapid usage development in major
user fleets
•
Provides strong base for entry into
other industries
•
Growing interest from OEM’s
•
Nuvera’s
association with HY provides:
Industry and customer expertise
Leverage strong distribution channels
Financial stability
Financing options through HYG
Financial Services
Product validation process
Supply chain leverage and expertise
Simplified transaction –
single
supplier
•
No longer one player niche market
•
Growing core power source alternative
for lift trucks

Solutions
to ENHANCE
Performance
The Nuvera Plan
•
Develop PowerEdge
®
units for electric
lift trucks
•
Build commercial capabilities
•
Build strong links to HY distribution
•
First PowerEdge
®
units shipped mid-
2016
•
Mean time between failure (MTBF)
improvements to PowerTap
®
PT 50
•
Hercules
TM
and Orion
®
2 technology
development
•
Financing package through HYG
Financial Services
•
Customer’s receptive to Hyster-Yale
competitive strengths
•
Hyster-Yale dealer engagement (launched
to sales force in April 2016)
•
Proof of Performance PowerEdge
®
programs
•
Turnkey Total Power Solution
•
Build customer-based industry and
application solutions
•
Strengthening supply chain
•
Cost reduction engineering
•
Hercules
TM
and Orion
®
2 product
development
•
Development of increased capacity
PowerTap
®
concept
Phase 1
2016
Phase 1
2016
Phase 3
2017 –
2018
Phase 3
2017 –
2018
Phase 2
2016 –
2017
Phase 2
2016 –
2017
•
Break-even operating profit at 700
PowerEdge
®
and 10 PowerTap
®
units per
quarter at target margins
•
Develop synergistic OEM partner
opportunities
•
Launch Hercules
TM
and Orion
® 2
•
Integrated fuel cell engines for full range of
Hyster-Yale products
•
Capture full aftermarket potential
•
Launch increased capacity PowerTap
®

Solutions
to ENHANCE
Performance
2016 Second Quarter Highlights
•
Acquisition of 100% of Bolzoni
S.p.A completed on July 6, 2016
•
Gains made in warehouse market strategic initiative but shift in mix of products reduced revenues
•
Weak Brazil market performance and weakening North America
and Asia Big Truck markets negatively affected revenues and
operating profit
•
Bolzoni
reported revenues of $38.9 million
and net income of $0.1
million for Q2 2016
2016 Second Quarter Highlights
Short-term Outlook
2016 Second Quarter
LTM 6/30/16
Consolidated Revenue
$645.6
100.0%
$2,546.9
100.0%
Lift Truck Operating Profit
19.0
2.9%
102.7
4.1%
Bolzoni
Operating Profit
0.7
0.1%
0.7
-
Nuvera Operating
Loss
(8.3)
(1.3)%
(27.1)
(1.1)%
Consolidated
Operating Profit
$11.4
1.7%
$76.3
3.0%
Consolidated
Net Income
$8.3
1.3%
$56.4
2.2%
EBITDA
$23.3
3.6%
$112.7
4.4%
($ in millions)
•
Global lift truck market in H2 2016 expected to be comparable to H2 2015
•
H2 2016 lift truck revenues expected to be comparable to H2 2015
•
Lift truck net income in H2 2016, especially Q3 2016, expected to be lower than H2 2015 -
increase in volumes more than offset by shift in
sales mix to lift trucks with lower average profit margins, higher SG&A expenses and unfavorable manufacturing variances.
•
Bolzoni
net income expected to gradually increase in Q3 and Q4 2016
compared with Q2 2016
•
Nuvera
H2 2016 operating loss expected to be $14 -
$16 million

Solutions
to ENHANCE
Performance
28
Valuation Approach By Business
Lift Truck and Attachment Businesses
Lift Truck and Attachment Businesses
Hydrogen Power Business
Hydrogen Power Business
Board Oversight as Separate Businesses
Incentives Tied to Individual Businesses
Strong Operating Cash Generation
Market Leading Products and Position
Mature Cyclical Industry
Value using Traditional Valuation Model of
EBITDA Multiple on a Net Debt Basis
Developing / Technology Industry
Distinct Technology / Patents in Fuel Cell
and Hydrogen Generation
Operating Cash Invested in New Product
Commercialization / Ramp Up
Value as Venture Business with Developed
Technology

Solutions
to ENHANCE
Performance
Our Competitive Advantages
•
Able to meet customers needs globally
•
Global economies of scale
•
Young/ fresh product line
•
Broad array of power options
•
Fuel cell power options
•
Source of aftermarket profitability
•
Barrier to entry
Global
Full Product Line
Field Population
Dealer Relationships
•
Independent distribution model
•
Exclusive distribution
•
Combine OEM excellence with entrepreneurial
distribution focused on customer
•
Long relationships
•
Able to meet most needs
•
National Account programs
Customer Relationships
•
High performance metrics
•
Large fleet program
Aftermarket Support
Employee Relationships
•
Engaged workforce
•
Experienced leadership
•
Equal treatment
•
High return for our stockholders
•
Low capital employed structure
•
Partnership relationships to limit capital needs
Strong Return on Capital

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

HYSTER-YALE MATERIALS HANDLING

Solutions
to ENHANCE
Performance
30
HYSTER-YALE
HYSTER-YALE
A Solid Investment Option
Strong Balance
Sheet
Cash Generation &
Commitment to
Shareholder Return
Investment & Growth in
Game Changing Technologies
Leading Products &
Market Position
Strategies to Gain
Share in Growth
Segments & Markets
Customer Focused &
Solutions Oriented

Solutions
to ENHANCE
Performance
Hyster-Yale Use of Cash Priorities
Return Cash to Stockholders
Investments in Adjacent or Complementary
Businesses
Investments in Hydrogen Power Business
Investments in Share Gain Programs
Investments in Core Lift Truck Business
Strategic initiatives to accelerate growth or enhance margins
Acquisitions of technologies and other forklift-related
businesses
2014
2015
2016
Annual Dividends
(1)
$17.8m
$1.10/share
$18.4m
$1.14/share
$9.5m YTD
$1.18/share
2012 to 2014
Share Buyback
$49.8m  /   694,653 shares of Class A common stock
Investments to commercialize Nuvera’s technology
(1)
Dollars represent total dividends paid during calendar year, while dividend per share represents the annualized dividend rate after each May increase in 2014, 2015 and 2016

Solutions to ENHANCE Performance Appendix

Solutions
to ENHANCE
Performance
Non-GAAP Disclosure
Adjusted
Lift
Truck
Business
Operating
Profit,
EBITDA
and
return
on
total
capital
employed
are
not
measurements
under
U.S.
GAAP,
should
not
be
considered
in
isolation
or
as
a
substitute
for
GAAP
measures,
and
are
not
necessarily
comparable
with
similarly
titled
measures
of
other
companies.
Hyster-Yale
defines
each
as
the
following:
Adjusted
Lift
Truck
Business
Operating
Profit
is
defined
as
Lift
Truck
Operating
Profit,
as
reported,
adjusted
for
the
pre-tax
effect
of
the
$17.7
million
gain
on
sale
from
the
Brazil
land
and
facility
in
2014;
EBITDA
is
defined
as
income
before
income
taxes
and
noncontrolling
interest
income
(loss)
plus
net
interest
expense
and
depreciation
and
amortization
expense;
Return
on
total
capital
employed
(“ROTCE”)
is
defined
as
net
income
before
interest
expense,
after
tax,
divided
by
average
capital
employed.
Average
capital
employed
is
defined
as
average
stockholders’
equity
plus
average
debt
less
average
cash.
For
reconciliations
from
GAAP
measurements
to
non-GAAP
measurements,
see
the
following
pages.

Solutions
to ENHANCE
Performance
Non-GAAP Reconciliation
_____________________
($ in millions)
Year Ended December 31
Qtr.
2012
2013
2014
2015
6/30/2016
6/30/2016
Reconciliation of EBITDA
Net income attributable to stockholders
$        98.0
$      110.0
$      109.8
$        74.7
8.3
$
$        56.4
Noncontrolling interest income
0.1
0.2
0.4
0.4
-
0.1
Income taxes provision
7.0
17.2
39.9
29.4
3.5
21.6
Interest expense
12.4
9.0
3.9
4.7
2.0
5.5
Interest income
(1.5)
(1.8)
(1.1)
(1.5)
(0.7)
(2.0)
Depreciation and amortization expense
28.0
30.2
29.7
28.9
10.2
31.1
EBITDA
$      144.0
$      164.8
$      182.6
$      136.6
23.3
$
$      112.7
Trailing 12
Months
Note: EBITDA in this investor presentation is provided solely as a supplemental disclosure with respect to operating results. EBITDA does not represent net income, as defined by U.S. GAAP and should not be considered as a substitute for net income or net loss, or as an indicator of operating performance. The Company defines EBITDA as income before income taxes and noncontrolling interest income (loss) plus net interest expense and depreciation and amortization expense. EBITDA is not a measurement under U.S. GAAP and is not necessarily comparable with similarly titled measures of other companies.

Solutions
to ENHANCE
Performance
Non-GAAP Reconciliation (continued)
_____________________
Note: Return on capital employed is provided solely as a supplemental disclosure with respect to income generation because management believes it provides useful information with respect to earnings in a form that is comparable to the Company’s cost of capital employed, which includes both equity and debt securities, net of cash.
($ in millions)
Reconciliation of Return on Total Capital Employed (ROTCE)
LTM 6/30/16
Average Stockholders' Equity (6/30/16, 3/31/16, 12/31/15, 9/30/15, and 6/30/15)
$472.2
Average Debt (6/30/16, 3/31/16, 12/31/15, 9/30/15, and 6/30/15)
73.5
Average Cash (6/30/16, 3/31/16, 12/31/15, 9/30/15, and 6/30/15)
111.8
Average capital employed
$433.9
Net income
$56.4
Plus: Interest expense, net
3.5
Less: Income taxes on interest expense, net at 38%
(1.3)
Actual return on capital employed = actual net income before interest expense, net, after tax
$58.6
Actual return on capital employed percentage
13.5%

Solutions
to ENHANCE
Performance
Cash Flow before Financing Calculation
Trailing 12
Months
($ in millions)
Year Ended December 31
2011
2012
2013
2014
2015
6/30/2016
Reconciliation of Cash Flow before Financing
Net cash provided by operations
$54.6
$128.7
$152.9
$100.0
$89.4
$69.3
Net cash used for investing activities
(15.9)
(19.5)
(26.1)
(44.4)
(31.3)
(137.8)
Cash Flow before Financing
$38.7
$109.2
$126.8
$55.6
$58.1
($68.5)

Supplemental Information Solutions to ENHANCE Performance

HYSTER-YALE
GROUP

HYSTER

Yale

UTILEV®
THE UTILITY LIFT TRUCK™

BOLZONI
The Material Handling Group

NUVERA®

HYSTER-YALE
MATERIALS HANDLING

Solutions
to ENHANCE
Performance
The History of Hyster-Yale and its brands
Hyster founded in Portland, Oregon as the Willamette Ersted Company
1929
1944
Company name officially changed to Hyster Company
1875
Yale Lock Mfg. broadens its scope into materials handling
1963
Yale forklift truck business merges with Eaton Mfg. Industrial Truck Division
1971
Yale forges a partnership with Sumitomo Ltd
1989
1989
Hyster and Yale merge to form NACCO Materials Handling Group (NMHG)
2012
2012
1985
Yale acquired by NACCO Industries
1989
Hyster acquired by NACCO Industries
Hyster-Yale formed as independent public company following spin-off by NACCO
2011
2011
NMHG introduces the UTILEV lift truck for the utility segment of the market
2014
2014
NMHG, HY’s operating company, acquires Nuvera to enter the fast-growing hydrogen fuel cell market
2016
2016
2016
2016
NMHG renamed Hyster-Yale Group
HY completed acquisition of 100% of Bolzoni
S.p.A.

Fairview, Oregon
Global administrative center; counterbalanced development center for design and testing of lift trucks, prototype equipment and component parts
Danville, Illinois
Americas parts distribution center
Cleveland, Ohio
Hyster-Yale corporate headquarters
Irvine, Scotland
European Divisional Support center
Frimley, Surrey UK
Divisional headquarters, Engineering Concept Center and marketing and sales operations for Hyster® and Yale® in Europe
Hefei, China
Supply chain procurement center
Obu, Japan (JV)
Headquarters, development center and assembly of lift trucks and parts distribution center for Sumitomo-NACCO JV
Shanghai, China (JV)
Assembly of lift trucks by Shanghai Hyster joint venture, supply chain procurement center and marketing operations of China
Sulligent, Alabama
Manufacture of component parts for lift trucks
Billerica, Massachusetts
Nuvera research and development
Ramos Arizpé, Mexico
Manufacture of component parts for lift trucks
Greenville, NC
Divisional headquarters and marketing and sales operations for Hyster® and Yale® in Americas; Americas warehouse development center; assembly of lift trucks and manufacture of component parts
Masate, Italy
Assembly of lift trucks; European warehouse development center
Cavite, Philippines
Manufacture components for Sumitomo-NACCO JV
Berea, Kentucky
Assembly of lift trucks and manufacture of component parts
San Donato, Italy
Nuvera integration and testing
Barueri, Brazil
Marketing, sales and administrative center
Nijmegen, Netherlands
Big trucks development center; manufacture and assembly of big trucks and component parts; European parts distribution center
Pune, India
Engineering design and supply chain services
Kuala Lumpur, Malaysia
Asia support office
Charlotte, North Carolina
Customer experience and training center
Craigavon, N. Ireland
Manufacture of lift trucks; cylinder and mast fabrication and assembly for Europe
Hanoi, Vietnam
Manufacture components for Sumitomo-NACCO JV
Itu, Brazil
Assembly of lift trucks and parts distribution center
Sydney, Australia
Divisional headquarters, sales and marketing and parts distribution center for Asia-Pacific

HYSTER-YALE MATERIALS HANDLING

39 Hyster-Yale Global Footprint (excludes Bolzoni locations) Solutions to ENHANCE Performance

40 Solutions to ENHANCE Performance Bolzoni Global Footprint 7 Manufacturing plants 11 Commercial branches 1 Financial Holding 3 affiliated company …. and more than 20 distributors

Solutions
to ENHANCE
Performance
Historical Consolidated Revenue
$2,057
$2,400
$2,489
$2,720
$2,824
$1,475
$1,802
$2,541
$2,469
$2,666
$2,767
$2,578
$2,547
$0
$1,000
$2,000
$3,000
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
LTM
2016
($ in millions)

Solutions
to ENHANCE
Performance
_____________________
(1)
Lift Truck Segment Operating Profit, as reported
(2)
Adjusted Lift Truck Segment Operating Profit, which excludes a $17.7 million pre-tax gain on the sale of the Brazil land and facility, is a non-GAAP measure and should not be considered in isolation or as a substitute for the
GAAP measure. Management believes that this measure assists the investor in understanding the results of operations. For discussion of non-GAAP items and the related reconciliations to GAAP measures, see information in the
Appendix starting on page 33.
($ in millions)
2.9% Gap
Closure
Prior Cycle Market Peak
Mid-Cycle Market
Lift Truck Business Operating Profit Trends and % of Sales
7% TARGET
$57.5
$111.7
$134.4
$133.3
$128.1
$102.7
2.1%
4.5%
5.0%
4.8%
5.0%
4.1%
2.0%
3.0%
4.0%
5.0%
6.0%
7.0%
$25.0
$50.0
$75.0
$100.0
$125.0
$150.0
2007
2012
2013
2014
2015
LTM 2016
$151.0
(1)
(2)
5.5%

Solutions
to ENHANCE
Performance
Our Business Has Been Transformed
Comprehensive, updated product line
Average product age since last upgrade –
less than 4 years
Designed to meet customer needs
and provide low overall cost of ownership
Multiple power solutions to meet
performance, cost, and environmental
needs
Product Range
Product Range
Manufacturing
Manufacturing
Globally integrated, lean operations with
economies of scale
Assembled in market of sale
Continuous efficiency improvements
DFT implementation globally

Solutions
to ENHANCE
Performance
Our Business Has Been Transformed
Centralized supply chain
management
Highly flexible low cost supply
chain
30%+ low cost country
sourcing
Concentrated supplier base
Intense focus on supplier
quality
Supply Chain
Supply Chain
Aftermarket
Aftermarket
Quality
Quality
Customer driven programs
North America’s product
quality has steadily
improved over the last five
years
Model Year upgrades
High first time fill %
Comprehensive all makes
parts program
Strong Fleet management
program
Telematics solutions across
product line

Solutions
to ENHANCE
Performance
Manufacturing
23%
Wholesale
Distribution
13%
Food & Beverage
12%
Rental
9%
Home Centers/
Retail
18%
Freight & Logistics
11%
Paper
5%
Other
9%
Lift Truck Overview and Sources of Revenue
•
Leading global lift truck manufacturer in terms of units sold
–
#3 globally in 2015
–
Large installed base that drives parts sales
Over 830,000 units worldwide
–
Sales of 86,900 units in 2015
–
Sales of >4,700 units at SN JV in 2015
2015 Worldwide Sales by Product
2015 Sales by Geography
Americas
69%
Europe, Africa
& Middle East
24%
Asia-Pacific
8%
Internal
Combustion
Engine
Units
(2)
52%
Electric Units
30%
Parts
13%
Other
5%
2015
Retail
Shipments
by
End
Market
(1)
_____________________
(1)
Represents Hyster-Yale North American unit shipments by industry.
(2)
Includes Big Truck sales that represent 12.3% of total sales.
Key Highlights
Key Highlights
•
Diverse customer and application base
•
Global independent dealer network
•
Comprehensive, updated global product line
•
Globally integrated operations with economies of scale
•
Experienced management team

MAERSK
IKEA
Kellogg's
Kimberly-Clark
CEVA
Ford
Shaw FLOORS
CarterHoltHarvey
MillerCoors
BRIDGESTONE
Smithfield
ConAgra Foods
Del Monte
MENARDS
TOLL
RENAULT
Heineken
Con-way
Heinz
Nestlé
BOEING
VISY FOR A BETTER WORLD

HYSTER-YALE MATERIALS HANDLING

Distribution Channel Strength and Diverse Customer Base
Blue Chip Customer Base
Blue Chip Customer Base
Over 1,100
global dealer
locations
More than
2,800
application
consultants
Over 11,500
service
technicians
National Accounts Profile
National Accounts Profile
Independent Dealer Network
Independent Dealer Network
•
Focused on strategic customers with centralized
purchasing and geographically dispersed
operations across dealer territories
•
Fleet Management Program provides customers
with value-added services that include service,
aftermarket parts and comprehensive
management of materials handling needs
•
Two brand network strategy optimizes local
presence and customer reach
•
Key differentiating factors:
•
Long-term relationships with dealers
•
Territorial exclusivity encourages strong,
long-term relationships with customers
•
Brand exclusivity ensures dealers’ selling
efforts focused on Hyster-Yale products
Independent
Dealers
84%
National
Accounts
16%
Distribution Mix
46
Solutions
to ENHANCE
Performance

Solutions
to ENHANCE
Performance
Our Long-Term Philosophy
Long-term
growth
Long-term
shareholders
Shareholder
protection
Senior
management
incentivized as
long-term
shareholders
Increase
shareholder value
Return on Capital
Employed and Market
Share Increase focus